FORM 8-K
                               CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report          October 30, 2001
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     Redmond Capital Corporation
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            (Exact name of registrant as specified in its chapter)

             Florida                           000-31219                          98-0176487
    -------------------------          -------------------------          -------------------------
  (State or other jurisdiction                (Commission                       (IRS Employer
        of incorporation                      File Number)                   Identification No.)

    440 Stevens Drive
    West Vancouver, British Columbia, Canada                   V7S 1C6
   ------------------------------------------         -------------------------
    (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code: (604) 925-2180
                        -----------------------------------
                             1255 West Pender Street
                             Vancouver, British Columbia, Canada
                             ----------------------------------------
                             (Former name or former address,
                             if changed since last report)

Item 1.  Changes in Control of Registrant

                   N/A

Item 2.  Acquisition or Deposition of Assets

                   N/A
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Item 3.  Bankruptcy or Receivership.

                   N/A

Item 4. Changes in Registrant's Certifying Accountant.

                   N/A

Item 5.  Other Events and Regulation FD Disclosure.

                   N/A

Item 6.  Resignation of Registrant's Directors.

     Byron Loewen resigned as a director. He tendered a verbal resignation that was discussed and accepted by the Board of Directors at the Board Meeting held on November 17, 2000.

Item 7. Financial Statements and Exhibits.

                   N/A

Item 8. Change in Fiscal Year.

                   N/A

Item 9. Regulation FD Disclosure.

                   N/A


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Redmond Capital Corp.
                                       ----------------------------------------
                                                     (Registrant)

                                            /s/
                                       ----------------------------------------
                                            Dr.  Jannie Retief, President
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